SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2004

Auxilium Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 W. Germantown Pike, Norristown, PA	19401
(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (610) 239-8850

Not Applicable

(Former name and former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The following press release is included as an exhibit to this report furnished under Item 12:

99.1 Press Release dated August 16, 2004 issued by Auxilium Pharmaceuticals, Inc.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 16, 2004, Auxilium Pharmaceuticals, Inc. (“Auxilium”) issued a press release setting forth Auxilium’s financial information for the quarter ended June 30, 2004. The full text of such press release is furnished as Exhibit 99.1 to this report. The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: August 16, 2004	By:	/s/ Cornelius H. Lansing II
	Name:	Cornelius H. Lansing II
	Title:	Chief Financial Officer and Executive Vice President, Commercial Logistics

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated August 16, 2004 issued by Auxilium Pharmaceuticals, Inc.